Exhibit 10.3

SECOND AMENDMENT TO

EQUITY AND ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO EQUITY AND ASSET PURCHASE AGREEMENT, dated as of April 30, 2005 (this “Amendment”), is made and entered into by and between MeadWestvaco Corporation, a Delaware corporation (“Seller”), and Escanaba Timber LLC (formerly known as Maple Acquisition LLC), a Delaware limited liability company (“Purchaser”). Capitalized terms used herein but otherwise not defined shall have the meaning given to such terms in the Purchase Agreement (as defined below).

WHEREAS, Seller and Purchaser have entered into that certain Equity and Asset Purchase Agreement, dated as of January 14, 2005 (the “Purchase Agreement”), which contemplates that Seller and its Subsidiaries will sell, assign and transfer to Purchaser and/or one or more of its Designated Affiliates, and that Purchaser and/or one or more of its Designated Affiliates will purchase and acquire from Seller and its Subsidiaries, all of the right, title and interest of Seller and its Subsidiaries in and to the Purchased Equity Interests and the Purchased Assets, and that Purchaser and/or one or more of its Designated Affiliates will assume the Assumed Liabilities, in each case, upon the terms and subject to the conditions set forth in the Purchase Agreement; and

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Equity and Asset Purchase Agreement, dated as of April 22, 2005 (the “First Amendment,” together with the Purchase Agreement, the “Amended Purchase Agreement”)

WHEREAS, Seller and Purchaser desire to further amend the Amended Purchase Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO PURCHASE AGREEMENT

Section 1.1                                      Amendment of Section 6.12(e).   Section 6.12(e) of the Purchase Agreement is hereby amended by adding the following at the end of Section 6.12(e):

“It is hereby acknowledged that Purchaser has not received Express Maps for all of the Timberlands prior to the Closing. If it shall be determined after the Closing that less than the applicable minimum acreage (determined as set forth in this Section 6.12(e)) in the Escanaba Forest, the Chillicothe Forest and/or the Wickliffe Forest was conveyed to Purchaser at Closing, then Purchaser shall be entitled to claim the applicable Purchase Price Credit under this Section 6.12(e), and Seller shall promptly cause such amount to be paid to Purchaser, which amount shall be deemed to be an adjustment to the Purchase Price; provided, however, that Purchaser must make any such claim in writing not later than the earlier of (x) fifteen (15) days after its receipt of the last of all the Express Maps covering all of the Escanaba Forest, the Chillicothe Forest and the Wickliffe Forest and (y) ninety (90) days after the Closing. Purchaser shall make available to Seller any GIS data and other documents and personnel reasonably required by Seller to

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evaluate and respond to any such claim. Notwithstanding anything to the contrary in Section 6.11 or in this Section 6.12, Purchaser shall not be entitled to deliver, after the Closing, any notices of Title Defects with respect to the Titled Properties for which Purchaser has obtained Title Policies at the Closing.”

Section 1.2                                      Amendment of Section 7.6. The last sentence of Section 7.6 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“To the extent such substitution contemplated by the first sentence of this Section 7.6 has not been effected, Purchaser shall (i) use commercially reasonable efforts to affect such substitution as soon as practicable following the Closing, but in any event within 6 months thereof (except with respect to the Guarantee described in Schedule 7.6(i), for which Purchaser shall continue to use commercially reasonable efforts to effect such substitution until such substitution occurs), and (ii) indemnify Seller and its Subsidiaries that are not Acquired Companies with respect to any such Guarantees (including the Guarantee described in Schedule 7.6(i)) in accordance with Article XI; provided, however, that notwithstanding anything in the foregoing, with respect to any of the Guarantees (other than the Guarantee set forth in Schedule 7.6(i)), Seller and its Subsidiaries may at any time following the six month anniversary of the Closing terminate one or more of such Guarantees and thereafter cease to have any obligation whatsoever arising from or in connection with any such terminated Guarantee.”

Section 1.3                                      Amendment of Section 8.9. Section 8.9 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Officer’s Certificate. Purchaser shall have received a certificate from Seller to the effect set forth in Section 8.1, 8.2 and 8.8, dated the Closing Date, signed on behalf of Seller by the Chief Executive Officer, Chief Financial Officer, Treasurer or any Vice President of Seller.”

Section 1.4                                      Amendment of Section 11.7. Section 11.7 of the Purchase Agreement is hereby amended by adding the following at the end of such Section 11.7:

“The parties hereby confirm that, (1) pursuant to Section 6.10(b) and Section 8.10 of this Agreement, Purchaser has obtained Title Policies with respect to (among other properties) the properties conveyed at the Closing pursuant to the Deeds (which term shall be deemed to include, for purposes of this Section 11.7, any deeds for Timberlands in Escanaba, Michigan executed and delivered pursuant to clause (b) of the first sentence of Section 1.6 of this Agreement, as amended by the First Amendment), and (2) pursuant to clause (a) of the first sentence of this Section 11.7, the grantor under such Deeds shall have no liability to the grantee under such Deeds (or to any successors or assigns of such grantee) pursuant to any warranty (express or implied) contained or deemed contained in any such Deed, including (without limitation) any such express or implied warranties pertaining to the legal descriptions annexed to any such Deeds.”

Section 1.5                                      Amendment of Section 15.1. Section 15.1 of the Purchase Agreement is hereby amended by adding the following definition:

“UPRC 2001 IRBs” means the Upper Potomac River, Maryland, June 1, 2001, Series 2001 ($1,600,000) industrial revenue bond issue.”

Section 1.6                                      Assumed Indebtedness. The parties hereto acknowledge and agree that, to (the extent that (i) the Capital Charge (as defined in the Facilities Agreement between Seller and the Upper Potomac River Commission, dated as of November 8, 2001 (the “Facilities Agreement”)) payable by Purchaser and/or its Designated Affiliates following the Closing does not exceed (x) $892,934.16 (or such other amount determined using a proportionate share of the Capital Charge other than 28.11%, as determined in accordance with Section 6.01 of the Facilities Agreement) in the aggregate through final maturity of the 2001 UPRC IRBs (either amount, the “Aggregate Capital Charge”), and (y) $26,782 (or such other amount determined using a proportionate share of the Capital Charge other than 28.11%, as determined in accordance with Section 6.01 of the Facilities Agreement) per annum (either amount, the “Per Annum Capital Charge,”) and (ii) Purchaser and/or its Designated Affiliates have no obligations with respect to the 2001 UPRC IRBs other than as set forth in the Facilities Agreement, the 2001 UPRC IRBs shall be treated as Assumed Indebtedness for all purposes, except for purposes of determining the Final Cash Consideration pursuant to Article II, and shall not be included in any calculation of Assumed Indebtedness, Estimated Assumed Indebtedness, or Final Assumed Indebtedness.  The parties hereto also acknowledge and agree that, to the extent that the Capital Charge payable by Purchaser and/or its Subsidiaries following the Closing either (i) does exceed (x) on an aggregate basis through final maturity, the Aggregate Capital Charge, or (y) on a per annum basis, the Per Annum Capital Charge, or (ii) the Purchaser and/or its Designated Affiliates have obligations with respect to the 2001 UPRC IRBs other than as set forth in the Facilities Agreement, the 2001 UPRC IRBs shall be included in any calculation of Assumed Indebtedness, Estimated Assumed Indebtedness, or Final Assumed Indebtedness, in each case for purposes of determining the Final Cash Consideration pursuant to Article II, but only to the extent of such excess or additional obligation, or, if such determination is made after Final Assumed Indebtedness is finally determined, Seller shall pay Purchaser or its Designated Affiliate the amount of such excess or the amount in respect of such additional obligation.

ARTICLE II

AMENDMENT TO SCHEDULES TO PURCHASE AGREEMENT

Section 2.1             Amendment of Schedule 1.1.   Schedule 1.1 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex A hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.2                                      Amendment of Schedule 1.2(a)(i).   Schedule 1.2(a)(i) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex B hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.3                                      Amendment of Schedule 1.2(a)(ii).   Schedule 1.2(a)(ii) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex C hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.4                                      Amendment of Schedule 1.2(b)(i).   Schedule 1.2(b)(i) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex D hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.5                                      Amendment of Schedule 1.2(b)(ii).   Schedule 1.2(b)(ii) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex E hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.6                                      Amendment of Schedule 1.2(g).   Schedule 1.2(g) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex F hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.7                                      Amendment of Schedule 1.2(n).   Schedule 1.2(n) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex G hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.8                                      Amendment of Schedule 1.3(d).   Schedule l.3(d) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex H hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.9                                      Amendment of Schedule 1.3(e).   Schedule 1.3(e) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex I hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.10                                Amendment of Schedule 1.4(o).   Schedule 1.4(o) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex J hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.11                                Amendment of Schedule 3.2(h).   Schedule 3.2(h) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex K hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.12                                Amendment of Schedule 4.1.   Schedule 4.1 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex L hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.13                                Amendment of Schedule 4.2.   Schedule 4.2 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex M hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.14                                Amendment of Schedule 4.3.   Schedule 4.3 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex N hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.15                                Amendment of Schedule 4.5.   Schedule 4.5 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex O hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.16                                Amendment of Schedule 4.9(a)(i).   Schedule 4.9(a)(i) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex P hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.17                                Amendment of Schedule 4.9(b).   Schedule 4.9(b) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex Q hereto.

Section 2.18                                Amendment of Schedule 4.9(c).   Schedule 4.9(c) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex R hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.19                                Amendment of Schedule 4.9(c)(iii).   Schedule 4.9(c)(iii) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex S hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.20                                Amendment of Schedule 4.10(a).   Schedule 4.10(a) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex T hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.21                                Amendment of Schedule 4.11(a).   Schedule 4.11(a) of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex U hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.22                                Amendment of Schedule 4.14.   Schedule 4.14 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex V hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.23                                Amendment of Schedule 6.14.   Schedule 6.14 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex W hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.24                                Amendment of Schedule 7.6.    Schedule 7.6 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex X hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.25                                Schedule 7.6(i).   The Schedules to the Purchase Agreement are hereby amended by adding Annex Y as Schedule 7.6(i) of the Purchase Agreement, and such Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

Section 2.26                                Amendment of Schedule 7.9.   Schedule 7.9 of the Purchase Agreement is hereby amended by deleting such schedule in its entirety and replacing the same with Annex Z hereto, and such amended Schedule shall be deemed for all purposes to have been delivered as of the date of the Purchase Agreement.

ARTICLE III
MISCELLANEOUS

Section 3.1                                      No Waiver. Nothing in this Amendment shall constitute a waiver by Seller or Purchaser of any breach or default on the part of any party to the Purchase Agreement.

Section 3.2                                      Governing Law; Jurisdiction. The provisions of Sections 15.3 and 15.4 of the Purchase Agreement shall apply to this Amendment as if references to “Agreement” therein were to this Amendment.

Section 3.3                                      No Other Agreements.   This Amendment together with the Purchase Agreement (as amended by this Amendment and together with the Schedules, Exhibits and other agreements referenced therein), the Transition Agreements (together with the Schedules, Exhibits and other agreements referenced therein) and the Confidentiality Agreement contain, and are intended as, a complete statement of all of the terms and the arrangements between the parties hereto with respect to the matters provided for herein, and supersede any previous agreements and understandings between the parties hereto with respect to those matters.

Section 3.4                                      Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the representations, warranties, terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement, all of which shall continue in full force and effect in accordance with their respective terms. For the avoidance of doubt, except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not constitute a reaffirmation, remaking, withdrawal or modification as of the date of this Amendment of any of the representations, warranties or covenants of any party hereto.

Section 3.5                                      Counterparts; Execution and Delivery by Facsimile. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by facsimile, with such delivery to be as effective as delivery of an originally executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed as of the date first above written.

MEADWESTVACO CORPORATION

By:	/s/ Robert E. Birkenholz
	Name:	Robert E. Birkenholz
	Title:	Treasurer

ESCANABA TIMBER LLC (formerly known as Maple Acquisition LLC)

By:	/s/ Linda Sheffield
	Name:	Linda Sheffield
	Title:	Treasurer

ANNEX A

Schedule 1.1
Purchased Companies

1.          Escanaba Paper Company

2.          MeadWestvaco Maryland, Inc.

3.          MeadWestvaco Kentucky, LP

4.          MeadWestvaco Oxford Corporation

5.          MeadWestvaco Energy Services LLC

6.          Upland Resources, Inc.

7.          EPC Timberlands LLC

8.          Oxford Paper Company